                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) SEPTEMBER 27, 1999.



                   Fremont Home Loan Owner Trust Series 1999-2
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             (Exact name of registrant as specified in its charter)


              Delaware             333-61785                52-2182286
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  (State or other jurisdiction    (Commission             (IRS Employer
         of incorporation)        File Number)          Identification No.)

         c/o First Union National Bank, 230 S. Tryon Street, 9th Floor,
                            Charlotte, NC 28288-1179
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (704) 383-9568


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         (Former name or former address, if changed since last report.)

Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the SEPTEMBER 1999 payment to the Fremont Home Loan Asset-Backed Notes Series 1999-2

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation S-K
Exhibit Number.
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20.1 Monthly statement to holders of Fremont Home Loan Asset-Backed Notes Series 1999-2 relating to the SEPTEMBER 27, 1999 Payment Date.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Fremont Home Loan Owner Trust Series 1999-2 by the undersigned thereunto duly authorized.



Dated:  OCTOBER 8, 1999             By: First Union National Bank, as Indenture
                                        Trustee and on behalf of Fremont Home
                                        Loan Owner Trust Series 1999-2

                                        BY:  Robert Ashbaugh
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                                             Vice President

                                  EXHIBIT INDEX




20.1 Monthly statement to holders of Fremont Home Loan Asset-Backed Notes Series 1999-2 relating to the SEPTEMBER 27, 1999 Payment Date.